EXHIBIT 77(o)


Date of                       Issuer                         Number                       Seller
Purchase                        of
                              Shares

2/7/96          PROTECTION ONE INC                              2500    MORGAN STANLEY & CO INC
2/8/96          GENERAL NUTRITION COMPANIES                     1000    MORGAN STANLEY & CO INC
2/8/96          TRESCOM INTERNATIONAL INC                        100    MORGAN STANLEY & CO INC
2/14/96         MEDIMMUNE INC                                    500    MORGAN STANLEY & CO INC
2/29/96         INDUS GROUP INC                                  300    COWEN & CO
3/6/96          DATA PROCESSING RESOURCES CORP                  1000    MONTGOMERY SECURITIES
3/6/96          USA DETERGENTS INC                               200    PAINE WEBBER INCORPORATED
3/8/96          STERLING COMMERCE INC                            300    ALEX BROWN & SONS INC
3/12/96         CENTOCOR INC                                    3000    MORGAN STANLEY & CO INC
3/15/96         IDT CORP                                         500    COWEN & CO
3/20/96         GATEWAY DATA SCIENCES CORP                     10000    NATIONAL SECURITIES CORP
3/26/96         MAY & SPEH INC                                   300    ALEX BROWN & SONS INC
3/27/96         HOST MARRIOTT CORP                             10000    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
3/27/96         HOST MARRIOTT CORP                               500    WERTHEIM SCHRODER & CO INC
3/29/96         GUCCI GROUP NV-NY REG. SHRS                     1500    MORGAN STANLEY & CO INC
4/3/96          ARTERIAL VASCULAR ENGINEER                       100    COWEN & CO
4/3/96          LUCENT TECHNOLOGIES INC                          500    MERRILL LYNCH PIERCE FENNER & SMITH INC
4/4/96          LUCENT TECHNOLOGIES INC                          100    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
4/4/96          LUCENT TECHNOLOGIES INC                          400    PAINE WEBBER INCORPORATED
4/4/96          TOTAL RENAL CARE HOLDINGS                       5000    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
4/12/96         TRUMP HOTELS & CASINO RESORT                   10000    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
4/16/96         THRIFTY PAYLESS HOLDINGS-B                      2000    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
4/16/96         THRIFTY PAYLESS HOLDINGS-B                       500    MERRILL LYNCH PIERCE FENNER & SMITH INC
4/17/96         OLYMPIC FINANCIAL LTD                           2500    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
4/18/96         CARDIOTHORACIC SYSTEMS INC                       500    DILLON READ & CO INC
4/19/96         COMPUSERVE CORP                                  200    MERRILL LYNCH PIERCE FENNER & SMITH INC
4/19/96         PLANET HOLLYWOOD INTL INC-A                      100    MONTGOMERY SECURITIES
4/23/96         CARBO CERAMICS INC                               500    LEHMAN BROTHERS INC



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
Date of                       Issuer                         Number                       Seller
Purchase                        of
                              Shares

4/26/96         EQUITY CORPORATION INTL                         1000    MERRILL LYNCH PIERCE FENNER & SMITH INC
5/2/96          RMI TITANIUM CO.                                4500    BISHOP ROSEN & CO INC
5/3/96          WHITTMAN-HART INC                                200    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
5/10/96         DESIGNER HOLDINGS LTD                            500    MERRILL LYNCH PIERCE FENNER & SMITH INC
5/10/96         GUANGSHEN RAILWAY-SPONS. ADR                    5000    WERTHEIM SCHRODER & CO INC
5/10/96         GENERAL SURGICAL INNOVATIONS                     100    COWEN & CO
5/17/96         ARONEX PHARMACEUTICALS INC                     10000    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
5/21/96         WET SEAL INC-CLA                                3000    WERTHEIM SCHRODER & CO INC
5/23/96         CONSOLIDATED STORES CORP                         900    MERRILL LYNCH PIERCE FENNER & SMITH INC
5/23/96         WESTERN WIRELESS CORP-CLA                        300    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
5/24/96         WACKENHUT CORP SER. B                            100    WERTHEIM SCHRODER & CO INC
5/31/96         SUNRISE ASSISTED LIVING INC                     2000    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
6/6/96          INNOVASIVE DEVICES INC                           200    ALEX BROWN & SONS INC
6/7/96          CHS ELECTRONICS INC                              500    RAYMOND JAMES & ASSOCIATES INC
6/7/96          KMART FINANCING I 7 3/4% TRUST                   300    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
                CONVERTIBLE PREFERRED SECURITIES
                DUE 6/15/2016
6/11/96         PT PASIFIK SATELIT NUSANT ARA-ADR               3000    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
6/14/96         METROMAIL CORP                                   700    LEHMAN BROTHERS INC.
6/27/96         TELEPORT COMMUNICATIONS GR-A                     500    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
6/27/96         TELEPORT COMMUNICATIONS GR-A                    1000    LEHMAN BROTHERS INC
6/28/96         DONNA KARAN INTERNATIONALS INC                   100    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
6/28/96         METROMEDIA INTL GROUP INC                       1000    WERTHEIM SCHRODER & CO INC
6/28/96         METROMEDIA INTL GROUP INC                       5000    DONALDSON LUFKIN & JENRETTE SECURITIES CORP
7/2/96          UNITED PAYORS & UNITED                           600    WERTHEIM SCHRODER & CO INC
                PROVIDERS INC


Each purchase was on a delivery versus payment basis. The information upon which the determination described in paragraph (h)(3) of Rule 10f-3 was made consisted of representations of an executive officer of the Fund with respect to compliance with procedures adopted by the Board of Directors. Bear, Stearns & Co. Inc. was a member of the underwriting syndicate with respect to each of the above-named issuer.


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